Bullion Monarch Reports a Decrease of Outstanding Shares

October 12, 2011 – St. George, Utah – Bullion Monarch Mining, Inc. (OTCQB:BULM) receives notice from its stock transfer agent of a 4,429,338 decrease in the number of shares deemed to be outstanding. This reduction is a result of the expiration of rights held by shareholders of Bullion Monarch Company, which were exchangeable for shares of the Company prior to September 26, 2011, pursuant to a court-approved reorganization of Bullion Monarch Company. Pursuant to the reorganization, the rights were subject to a five year limitation to convert to shares of Bullion Monarch Mining, Inc. As a result of the expiration of such rights, the outstanding number of shares of Bullion Monarch Mining, Inc. now stands at 39,074,755, a decrease of 10.2%.

About Bullion Monarch Mining

Bullion Monarch Mining Inc. is a publicly traded (OTCQB:BULM; FRA:BMJ) gold-focused exploration royalty company with additional interests in oil-shale technology. The Company is engaged in a continual review of mining opportunities to create growth for shareholders. The majority of current royalty revenues are derived from a high-quality claim block located in Northeastern Nevada’s Carlin Trend. Bullion Monarch’s portfolio provides for direct leverage to commodity prices as well as the exploration potential of world-class ore deposits. Visit the Company website at www.bullionmm.com for more information.

Media Contact

Joseph Morris

info@bullionmm.com

(801)426-8111

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995.

This news release does not constitute an offer to sell or solicitation of an offer to sell any securities in the United States. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available. Statements made in this press release about us that are not purely historical are forward-looking statements with respect to our goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business, including, without limitation, statements preceded by, followed by or that include the words “may,” “would,” “could,” “should,” “expects,” “projects,” “potentially,” “believes,” “estimates,” “planned,” “intends,” “targeting” or similar expressions. Forward-looking statements involve inherent risks and uncertainties.  Important factors, many of which are beyond our control, could cause actual results to differ materially from those set forth in the forward-looking statements, including but not limited to the following: general economic or industry conditions, nationally and internationally; increases or decreases in the prices of metals; changes in the interest rate environment, legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital when required; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; and other economic, competitive, governmental, regulatory and technical factors affecting our operations, products, services and prices, among others. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. We do not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements. Investors should carefully consider the preceding information as well as information contained in the Company’s Form 10 Registration Statement before making any investment in the shares of the Company. Neither Bullion Monarch Mining Inc. nor its subsidiaries, undertake any obligation to update any forward-looking statements contained in this press release.